As filed with the U.S. Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23219

USQ Core Real Estate Fund
(Exact name of registrant as specified in charter)

235 Whitehorse Lane, Suite 200
Kennett Square, PA 19348
(Address of principal executive offices) (Zip code)

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348
(Name and address of agent for service)

(610) 925-3120

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

USQ Core Real Estate Fund

Annual Report

March 31, 2018

Must be preceded or accompanied by a prospectus.

The USQ Core Real Estate Fund is distributed by Quasar Distributors LLC.

USQ Core Real Estate Fund	TABLE OF CONTENTS

Letter to Shareholders	1
Schedule of Investments	4
Statement of Assets & Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Additional Information	21
Trustees & Officers	22
Privacy Policy	24

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2018 (Unaudited)

Dear Shareholder,

Union Square Capital Partners LLC is pleased to present the financial statements for the period ended March 31, 2018. The Fund launched on September 27, 2017, and performance over the first two quarters has been in line with our expectations.

There has been quite a bit of news for the marketplace to digest over the past two quarters. Tax reform dominated the headlines in the 4th quarter of 2017, and most major indexes posted strong returns to end the year – with some reaching record breaking levels. However, that quickly changed and volatility set in as we entered the New Year – talk of trade wars, higher inflation, and rising interest rates all rattled the financial markets. To put the uptick in volatility in perspective, the S&P 500 saw 23 daily moves of +/- 1% in first quarter 2018, as compared to 8 such moves over the entire year in 2017.

While the market has certainly been more volatile in 2018, we continue to believe the fundamentals that support commercial real estate remain favorable. Economic indicators such as Gross Domestic Product (GDP), job growth and inflation rates support demand for commercial real estate. GDP in the fourth quarter was revised up to 2.9% and the unemployment rate remains low at 4.1%. Although the March jobs report was lower than expected, severe weather in the Northeast was likely the cause of job growth falling short and will likely regain momentum in the coming months. Many investors were concerned about inflation after higher than expected wage growth and Consumer Price Index (CPI) numbers in January. These higher than expected readings put upward pressure on rates as investors were concerned the Federal Reserve (Fed) would need to increase short term rates at an accelerated pace. However, as more data was released over the quarter, those concerns subsided as wage growth and CPI numbers were in-line with consensus estimates.

As expected, the Fed remained on its path to increase short term rates, but still projects a total of just three rate hikes in 2018. The 10-yr Treasury note has seen a rapid move to higher rates in the first quarter of 2018, beginning the quarter at 2.40%, rising to an intra-quarter high of 2.94%, before settling at 2.74% at the end of the quarter. This spike in rates contributed to a retreat in the equity markets and shift among investors to favor less interest rate sensitive investments.

As investors moved out of yield producing investments, publicly traded Real Estate Investment Trusts (REITs) experienced a sharp decline in the first quarter of 2018 as evidenced by the decline of -8.39% in the MSCI U.S. REIT Index. However, we believe this decline in price was an overreaction to rising rates and that the fundamentals of core high-quality commercial real estate remain strong. The underlying property values for many markets and property types have not declined (and actually increased as shown by the appreciation gains in the NCREIF Property Index for 4Q 2017 and 1Q 2018) highlighting the benefits of having real estate exposure through both public and private markets.

We believe the Fund’s private real estate holdings, which make up 87% of the portfolio, remain well positioned to generate income and produce solid total returns in 2018. As a reminder, the Fund will only invest its private allocation in private real estate funds found within the NCREIF Fund Index – Open-end Diversified Core Equity (the “NFI-ODCE”). As a result, the Fund is diversified across property types and major markets in the U.S., has an occupancy ratio of 94%, and a conservative leverage ratio of 22%. The Fund also has a small allocation to a publicly traded REIT ETF (8%) and cash (5%) for liquidity. We believe the Fund is well positioned and that the underlying private real estate fund managers will be able to grow net operating income in the current environment given limited new supply and the supportive economic backdrop.

I would like to personally thank you for your support of the Fund and look forward to our continued partnership.

S. Timothy Grugeon
CEO, Union Square Capital Partners

This letter represents the opinions of the Fund’s management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. The information provided is not intended to be, and is not, a forecast of future events, a guarantee of results, or investment advice.

Annual Report | March 31, 2018	1

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2018 (Unaudited)

The performance quoted represents past performance. Past performance does not guarantee future results. The current performance may be lower or higher than the performance data quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely based on returns. The investment return and principal value of the Fund will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling 1-833-877-3863.

Fund returns reflect actual fee waivers and reimbursement of expenses for the time periods represented. Had fees and expenses not been waived and reimbursed, returns would have been lower. See the prospectus for more information on current fees and expenses. All investing involves risk, including the possible loss of principal. Performance for periods less than one year is not annualized. Since Inception performance of the NFI-ODCE NR is as of 10/2/2017, due to quarterly calculation of the index.

Fund holdings and sector and geographic allocations are as of 4/2/18 and are subject to change and are not recommendations to buy or sell securities. Diversification does not ensure profit or prevent losses. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment. In addition, shareholders in the Fund understand that they shall not be entitled to rely upon any written or oral information from any Underlying Fund, Underlying Fund manager or their respective affiliates.

Annual Report | March 31, 2018	2

USQ Core Real Estate Fund	Letter to Shareholders
March 31, 2018 (Unaudited)

Definitions

Net Operating Income (NOI) Net operating income equals all revenue from the property minus all reasonably necessary operating expenses. NOI is a before-tax figure which excludes principal and interest payments on loans, capital expenditures, depreciation and amortization.

Indexes

Bloomberg Barclays U.S. Agg Bond Index TR The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index for U.S. dollar denominated investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. With 152 constituents, it represents about 99% of the US REIT universe and securities are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). It however excludes Mortgage REIT and selected Specialized REITs.

NFI-ODCE NR The NCREIF Fund Index — Open-end Diversified Core Equity (NFI-ODCE) consists of private real estate equity funds that meet certain criteria with respect to such things as leverage (less than 40%), operations (at least 80% leased or available to be leased), sector and geographic diversification, and investment in core real estate (at least 80% in office, industrial, apartment and retail properties).

S&P 500 TR S&P 500 Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

One cannot invest directly in an index.

Risk Disclosures

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of this prospectus, which include, but are not limited to the following:

●	Investing in real estate entails special risks, including (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular real estate sectors, or real estate operations generally.
●	The Fund is not intended to be a complete investment program, but instead as a way to help investors diversify into real estate. Diversification does not ensure a profit or guarantee against a loss.
●	There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly Repurchase Offer.

Annual Report | March 31, 2018	3

USQ Core Real Estate Fund	Schedule of Investments
March 31, 2018

Description	Shares	Fair Value
Real Estate Investments - 94.0%
Private Equity Real Estate Funds - 85.8%* (1)(2)
AEW Core Property Trust (U.S.), Inc.	1,168	$1,182,852
American Core Realty Fund, LP	9	1,177,874
ASB Allegiance Real Estate Fund, LP	833	1,193,380
Barings Core Property Fund, LP	9,198	1,177,199
Bentall Kennedy Daily Value Fund, LP - Class F	13,345	136,685
BlackRock US Core Property Fund, LP (3)	0	1,203,738
CBRE US Core Partners, LP	2,430,263	3,381,324
Clarion Lion Properties Fund, LP	1,658	2,404,392
GRE US Property Fund, LP (4)	0	1,196,465
MEPT Edgemoor, LP	590	1,190,970
PRISA, LP	2,136	3,322,249
RREEF America REIT II, Inc.	7,354	892,392
Smart Markets Fund, LP	2,202	3,371,708
UBS Trumbull Property Fund, LP	107	1,199,954
Total Private Equity Real Estate Funds (Cost $22,398,425)		23,031,182

Exchange Traded Funds - 8.2%
Vanguard REIT ETF	29,206	2,204,177
Total Exchange Traded Funds (Cost $2,317,228)
Total Real Estate Investments (Cost $24,715,653)		25,235,359

Short-Term Investments - 6.0%
Money Market Fund - 6.0%
Invesco Government & Agency Fund - Institutional Shares, 1.55% (5)	1,595,536	1,595,536
Total Short-Term Investments (Cost $1,595,536)

Total Investments - 100.0% (Cost $26,311,189)		$26,830,895
Other Assets Less Liabilities - 0.0%		6,700
Net Assets - 100.0%		$26,837,595

Percentages are stated as a percent of net assets.

LP - Limited Partnership

REIT - Real Estate Investment Trust

ETF - Exchange Traded Fund

(1)	Fair value estimated using Fair Valuation Procedures adopted by the Board of Trustees (See Note 2).

(2)	Securities considered illiquid. As of March 31, 2018, the value of these investments was $23,031,182 or 85.8% of total net assets.

(3)	Partnership is not designated in units. The Fund owns approximately 0.07% at March 31, 2018.

(4)	Partnership is not designated in units. The Fund owns approximately 0.10% at March 31, 2018.

(5)	Rate reflects seven-day effective yield on March 31, 2018.

  See Notes to Financial Statements.

Annual Report | March 31, 2018	4

USQ Core Real Estate Fund	Schedule of Investments
March 31, 2018

*	Additional Information on Investments in Private Investment Funds:

Fair Value	Security	Redemption Frequency	Redemption Notice (Days)**	Unfunded Commitments as of March 31, 2018
$1,182,852	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
1,177,874	American Core Realty Fund, LP	Quarterly	10	0
1,193,380	ASB Allegiance Real Estate Fund, LP	Quarterly	30	0
1,177,199	Barings Core Property Fund, LP	Quarterly	30	0
136,685	Bentall Kennedy Daily Value Fund, LP - Class F	Daily	N/A***	0
1,203,738	BlackRock US Core Property Fund, LP	Quarterly	60	0
3,381,324	CBRE US Core Partners, LP	Quarterly	60	0
2,404,392	Clarion Lion Properties Fund, LP	Quarterly	90	0
1,196,465	GRE US Property Fund, LP	Quarterly	90	0
1,190,970	MEPT Edgemoor, LP	Quarterly	N/A****	0
0	MetLife Core Property Fund, LP	Quarterly	60	1,160,000
3,322,249	PRISA, LP	Quarterly	90	0
892,392	RREEF America REIT II, Inc.	Quarterly	45	290,000
3,371,708	Smart Markets Fund, LP	Quarterly	45	0
1,199,954	UBS Trumbull Property Fund, LP	Quarterly	60	0

**	Each of the following Private Investment Funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders. None of these Private Investment Funds currently have suspended redemptions.

***	Daily redemptions are accepted up to an aggregate 10% of the Net Asset Value during the quarter.

****	Written notice required for redemption, no minimuim timeline required.

  See Notes to Financial Statements.

Annual Report | March 31, 2018	5

USQ Core Real Estate Fund	Statement of Assets & Liabilities
March 31, 2018

Assets
Investments, at value ($26,311,189)	$26,830,895
Receivable from Adviser, net of waiver (Note 4)	81,815
Prepaid expenses	31,954
Interest receivable	1,907
Other assets	1,045
Total assets	26,947,616

Liabilities
Audit fees payable	35,000
Trustees' fees payable (Note 4)	21,652
Administration fees payable (Note 4)	15,279
Legal fees payable	14,903
Transfer agency fees payable (Note 4)	11,550
Reports to shareholders payable	10,000
Accrued expenses and other liabilities	1,637
Total liabilities	110,021
Net assets	$26,837,595

Net Assets Consist of
Paid-in capital	$26,760,035
Accumulated undistributed net investment loss	(518,305)
Accumulated undistributed realized gain	76,159
Net unrealized appreciation on investments	519,706
Net assets	$26,837,595

Class I
Net assets applicable to outstanding shares	$26,734,984
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	1,066,091
Net asset value per share outstanding	$25.08

Class IS
Net assets applicable to outstanding shares	$102,611
Shares of beneficial interest outstanding (unlimited shares authorized, no par value)	4,092
Net asset value per share outstanding	$25.08

  See Notes to Financial Statements.

Annual Report | March 31, 2018	6

USQ Core Real Estate Fund	Statement of Operations
For the period from September 27, 2017 (1) through March 31, 2018

Investment Income
Dividends	$171,618
Interest	11,993
Total investment income	183,611

Expenses
Management fees	85,272
Professional fees	134,830
Trustees' fees	78,500
Administrator fees	50,300
Compliance fees	39,585
Transfer agent fees	32,750
Registration fees	27,798
Reports to shareholders	10,000
Insurance expense	8,315
Custodian fees and expenses	6,923
Other expenses	963
Total expenses	475,236
Less fees waived/expense reimbursement by Adviser (Note 4)	(363,727)
Net Fund Expenses	111,509
Net Investment Income	72,102

Realized and Unrealized Gain on Investments
Net realized gain on investments	76,159
Net change in unrealized appreciation of investments	519,706
Net Realized and Unrealized Gain on Investments	595,865
Increase in Net Assets Resulting from Operations	$667,967

(1)	Commencement of Operations

  See Notes to Financial Statements.

Annual Report | March 31, 2018	7

USQ Core Real Estate Fund	Statement of Changes in Net Assets

For the period from September 27, 2017(1) through March 31, 2018
Operations
Net investment income	$72,102
Net realized gain on investments	76,159
Net change in unrealized appreciation on investments	519,706
Net increase in net assets resulting from operations	667,967
Distributions to Shareholders
From investment income
Class I	(588,350)
Class IS	(2,293)
Net decrease in net assets from distributions	(590,643)
Capital Share Transactions
Class I
Proceeds from sales of shares	25,970,623
Distributions reinvested	587,355
Net increase from capital shares transactions	26,557,978
Class IS
Proceeds from sales of shares	100,000
Distributions reinvested	2,293
Net increase from capital shares transactions	102,293
Net increase in net assets	26,737,595
Net Assets
Beginning of period	100,000
End of period	$26,837,595
Accumulated undistributed net investment loss at the end of the period	$(518,305)

(1)	Commencement of Operations

  See Notes to Financial Statements.

Annual Report | March 31, 2018	8

USQ Core Real Estate Fund	Statement of Changes in Net Assets

For the period from September 27, 2017(1) through March 31, 2018
Other Information
Beneficial Interest Transactions:
Class I
Beginning shares	4,000
Shares sold	1,038,600
Distributions reinvested	23,491
Net Increase in shares outstanding	1,062,091
Ending shares	1,066,091
Class IS
Beginning shares	—
Shares sold	4,000
Distributions reinvested	92
Net Increase in shares outstanding	4,092
Ending shares	4,092

(1)	Commencement of Operations

  See Notes to Financial Statements.

Annual Report | March 31, 2018	9

USQ Core Real Estate Fund	Statement of Cash Flows
For the period from September 27, 2017 (1) through March 31, 2018

Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$667,967
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(29,621,084)
Proceeds from sales	4,981,590
Net purchase of short term investments	(1,595,536)
Net realized gain on investments	(76,159)
Net change in unrealized appreciation on investments	(519,706)
(Increase) in assets:
Receivable from adviser	(81,815)
Interest receivable	(1,907)
Prepaid expenses and other assets	(32,999)
Increase in liabilities:
Audit fees payable	35,000
Trustees' fees payable	21,652
Administration fees payable	15,279
Legal fees payable	14,903
Transfer agency fees payable	11,550
Reports to shareholders payable	10,000
Accrued expenses and other liabilities	1,637
Net cash used in operating activities	(26,169,628)

Cash Flows from Financing Activities:
Proceeds from shares sold	26,070,623
Cash distributions paid	(995)
Net cash provided by financing activities	26,069,628

Net decrease in cash	(100,000)
Cash, beginning of period	$100,000
Cash, ending of period	$—

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$589,648

(1)	Commencement of Operations

See Notes to Financial Statements.

Annual Report | March 31, 2018	10

USQ Core Real Estate Fund - Class I	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period From September 27, 2017(1) through March 31, 2018
Net Asset Value, Beginning of Period	$25.00

Income from Investment Operations
Net investment income(2)	0.07
Net realized and unrealized gain/(loss) on investments	0.58
Total income/(loss) from investment operations	0.65

Distributions to Shareholders
From net investment income	(0.57)
Total distributions	(0.57)
Increase/(Decrease) in Net Asset Value	0.08
Net Asset Value, End of Period	$25.08

Total Return (3)	2.62	%(4)

Supplemental Data and Ratios
Net assets, end of period (000s)	$26,735

Ratio of expenses to average net assets, before waiver(5)(6)	3.62%
Ratio of expenses to average net assets, after waiver(5)(6)	0.85%
Ratio of net investment income to average net assets, before waiver(5)(6)	(2.22)%
Ratio of net investment income to average net assets, after waiver(5)(6)	0.55%

Portfolio turnover rate	24	%(4)

(1)	Commencement of Operations.

(2)	Calculated using the average shares method.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived/reimbursed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	All income and expenses are annualized for periods less than one full year.

(6)	Ratios do not include expenses of underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Annual Report | March 31, 2018	11

USQ Core Real Estate Fund - Class IS	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period From September 27, 2017(1) through March 31, 2018
Net Asset Value, Beginning of Period	$25.00

Income from Investment Operations
Net investment income(2)	0.07
Net realized and unrealized gain/(loss) on investments	0.58
Total income/(loss) from investment operations	0.65

Distributions to Shareholders
From net investment income	(0.57)
Total distributions	(0.57)
Increase/(Decrease) in Net Asset Value	0.08
Net Asset Value, End of Period	$25.08

Total Return (3)	2.62	%(4)

Supplemental Data and Ratios
Net assets, end of period (000s)	$103

Ratio of expenses to average net assets, before waiver(5)(6)	3.62%
Ratio of expenses to average net assets, after waiver(5)(6)	0.85%
Ratio of net investment income to average net assets, before waiver(5)(6)	(2.22)%
Ratio of net investment income to average net assets, after waiver(5)(6)	0.55%

Portfolio turnover rate	24	%(4)

(1)	Commencement of Operations.

(2)	Calculated using the average shares method.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	All income and expenses are annualized for periods less than one full year.

(6)	Ratios do not include expenses of underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Annual Report | March 31, 2018	12

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

1. ORGANIZATION

The USQ Core Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Union Square Capital Partners, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is organized as a statutory trust under the laws of the State of Delaware. The Fund commenced operations on September 27, 2017.

The Fund currently offers Class I and Class IS shares. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees and shareholder servicing expenses) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies.

Valuation of Private Investment Funds

The private institutional real estate investment funds in which the Fund invests (“Private Investment Funds”) are not publicly traded. Accordingly, the Adviser may consider certain information provided by a Private Investment Fund’s investment manager to determine the estimated value of the Fund’s holdings in such Private Investment Funds. The valuation provided by the investment manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements.

Valuation of Public Investment Funds

Readily marketable portfolio securities listed on the New York Stock Exchange (“NYSE”) are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Fair Value Measurements

In applying the valuation procedures described in this Valuation Policy, the Adviser maximizes the use of “observable” versus “unobservable” inputs in markets which are active or markets where there has not been a significant decrease in the volume and frequency of transactions, as stressed by ASC Topic 820. Observable inputs are defined as inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the

Annual Report | March 31, 2018	13

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

reporting entity. Unobservable inputs are defined as inputs that reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. To clarify observable versus unobservable inputs and increase consistency and comparability in Fair Value measurements, ASC Topic 820 establishes a Fair Value hierarchy (the “Fair Value Hierarchy”) that prioritizes valuation inputs into three levels, which is utilized by the Adviser. The Fair Value Hierarchy is described below in further detail.

Level 1 - Level 1 inputs (“Level 1 Inputs”) are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Adviser has the ability to access at the valuation date. As defined in ASC Topic 820, an active market (“Active Market”) for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. The portfolio has investments in actively traded securities and therefore are valued through the use of Level 1 Inputs in accordance with the Fair Value Hierarchy. In accordance with ASC Topic 820, when applicable Level 1 Inputs are available for a particular security, the Fair Value of the security is equal to the quoted price multiplied by the quantity held. Adjustments are not applied to the quoted price due to the size of a position relative to trading volume (i.e., blockage).

Level 2 - Level 2 inputs (“Level 2 Inputs”) are inputs other than quoted prices included within Level 1 Inputs that are observable for the asset or liability, either directly or indirectly. Level 2 Inputs can include: quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.); and observable market-based inputs.

Level 3 - Level 3 inputs (“Level 3 Inputs”) are unobservable inputs for the asset or liability. Unobservable inputs are used in the absence of observable inputs. Level 3 Inputs reflect the Adviser’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. A Level 3 input includes investments in private equity real estate funds where the Adviser estimates the value of the private equity real estate fund utilizing the most recent published net asset values provided by the underlying private real estate funds, adjusted for unobserved inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Funds	$—	$—	$23,031,182	$23,031,182
Exchange Traded Funds	2,204,177	—	—	2,204,177
Short-Term Investments	1,595,536	—	—	1,595,536
Total	$3,799,713	$—	$23,031,182	$26,830,895

There were no transfers between Level 1, 2 and 3 during the period ended March 31, 2018. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Annual Report | March 31, 2018	14

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of September 27, 2017(1)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of March 31, 2018
Real Estate Investments
Private Equity Real Estate Funds	$—	$31,973	$632,757	$25,049,935	$(2,683,483)	$—	$—	$23,031,182
Total	$—	$31,973	$632,757	$25,049,935	$(2,683,483)	$—	$—	$23,031,182

(1)	Commencement of operations

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2018 are as follows:

	Fair value at 3/31/2018	Valuation Technique	Unobservable Input(a)	Range (Weighted Average)
Private Equity Real Estate Funds	$ 23,031,182	Adjusted Net Asset Value	Private Equity Real Estate Fund Returns	1.25% - 2.50%

(a)	Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in private equity real estate fund returns may increase (decrease) the fair value measurement.

Third-Party Pricing Agents

The Adviser may contract with independent, third-party pricing agents to provide primary and secondary valuation coverage. Generally, there will be only one primary pricing agent identified for each type of security within the Fund’s portfolio.

Use of Independent Brokers to Value Securities

If a security price cannot be obtained from an independent, third-party pricing agent, the Adviser shall seek to obtain a bid price from at least one independent broker. The Adviser shall report to the Board on any use of an independent broker to value securities.

Fair Value Pricing Procedures

Securities for which market prices are not “readily available,” or which cannot be valued using the methodologies described in these procedures, will be valued in accordance with the Adviser’s Valuation Policy as approved by the Board. Notwithstanding the foregoing, a security shall not be required to be fair valued in accordance with the Adviser’s Valuation Policy if the aggregate impact to the Fund’s NAV would be less than $0.01 if all securities that would otherwise be required to be fair valued were assumed to be worthless in a hypothetical worst-case scenario. In such cases, the most recent available market value for such security may be used.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingencies at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Annual Report | March 31, 2018	15

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and comply with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the tax period ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions

Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income

Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Dividend income is recorded on the ex-dividend date, except that certain dividends from private investments are recorded as soon as the information is available to the Fund. Capital gain distributions received are recorded as capital gains as soon as information is available to the Fund.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Distributions to Shareholders

Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report | March 31, 2018	16

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

Industry Concentration

If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore and value of the Fund’s portfolio will be adversely affected. As of March 31, 2018, the Fund had 94% of the value of its net assets invested within the real estate industry.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

3. ORGANIZATIONAL AND OFFERING COSTS

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Offering costs primarily include legal fees regarding the preparation of the initial registration statement. The Adviser has agreed to pay directly the organization and offering costs of the Fund. These costs will not be subject to recoupment under the expense limitation agreement as discussed in Note 4.

4. ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS AND OTHER FEES

The Adviser serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees (the “Board”), provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. As compensation for its management services, the Fund agrees to pay to the Adviser a monthly fee in dollars at the annual rate of 0.65% (as a percentage of daily net assets) on assets up to $500 million, 0.50% on assets of $500 million and more but less than $1 billion, 0.40% on assets of $1 billion and more but less than $5 billion, and 0.30% on assets of $5 billion and more, payable at the end of each calendar month. During the period ended March 31, 2018, the Fund accrued $85,272 in advisory fees.

The Fund’s Board of Trustees approved the Agreement at its September 18, 2017 meeting. See the effect of expenses on Statement of Operations.

The Adviser has contractually agreed to waive its fees and/or pay Fund expenses so that the total annual operating expenses of the Fund for Class I and Class IS shares (excluding taxes, interest, trading costs, acquired fund fees and expenses, distribution fees, and shareholder servicing expenses), as a percentage of average daily net assets, do not exceed 0.85%. The expense limitation agreement may not be terminated prior to July 31, 2019 unless the Board of Trustees consents to an earlier termination or revision. Thereafter, the expense limitation agreement for the Fund will be reviewed each year, at which time the continuation of the expense limitation agreement will be discussed by the Adviser and the Fund’s Board of Trustees. The expense limitation agreement also provides that the Adviser is entitled to be reimbursed by the Fund for any fees it waived and/or expenses it paid for a period of three years following the end of the fiscal year in which the Adviser waived fees or paid expenses, to the extent such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the Adviser waived the fees or reimbursed the expenses or the Fund’s current expense limit. During the period ended March 31, 2018, the Adviser waived fees of $363,727, all of which is available to be recouped by the Adviser until March 31, 2021.

Annual Report | March 31, 2018	17

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

One Trustee and certain Officers of the Fund are also Officers of the Adviser. Trustees and officers, other than the Chief Compliance Officer, affiliated with the Adviser are not compensated by the Fund for their services. Each Trustee who is not an affiliated person of the Adviser receives from the Fund an annual retainer of $20,000, paid quarterly; a fee of $2,000 for attendance at each in-person meeting of the Board; and a fee of $500 for attendance at each telephonic regular meeting of the Board.

Effective March 1, 2018, the Adviser also provides a Chief Compliance Officer to the Fund. For these services, the Fund pays the Adviser fees of $6,500 payable monthly. Prior to March 1, 2018, Chenery Compliance Group, LLC provided a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Chenery Compliance Group, LLC and the Fund. For these services, the Fund paid Chenery Compliance Group, LLC $6,500 payable monthly. See the effect of expenses on Statement of Operations.

Quasar Distributors LLC, an affiliate of U.S. Bank National Association, serves as the Fund’s distributor. The Fund has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to Class IS shares. Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets of Class IS shares are paid to the distributor or others for distribution services. The Fund has also adopted a shareholder servicing plan applicable to Class I and Class IS shares. Under the plan, shareholder servicing fees at an annual rate up to a maximum of 0.10% and 0.25% of average daily net assets of Class I and Class IS shares are paid for shareholder services, respectively. For the period ended March 31, 2018, the Fund had not incurred any 12b-1 or shareholder servicing fees.

The custodian to the Fund is U.S. Bank National Association. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank National Association. See the effect of expenses on Statement of Operations.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended March 31, 2018 amounted to $29,621,084 and $4,981,590, respectively.

6. TAX BASIS INFORMATION

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

For the tax period ended September 30, 2017, there were no distributions or distributable earnings. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain
$ (236)	$ 236	$ —

As of March 31, 2018, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$ 635,840	$ (116,134)	$ 519,706	$ 26,311,189

Annual Report | March 31, 2018	18

USQ Core Real Estate Fund	Notes to Financial Statements
March 31, 2018

There was no difference between book and tax basis net unrealized appreciation.

7. REPURCHASE OFFERS

The Fund operates as an interval fund pursuant to Rule 23c-2 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% and no more than 25% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the period ended March 31, 2018, the Fund completed one repurchase offer. In this offer, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of the repurchase offer is as follows:

Commencement Date	December 29, 2017
Repurchase Request Deadline	February 2, 2018
Repurchase Pricing Date	February 2, 2018
Amount Repurchased	$—
Shares Repurchased	—

8. UNFUNDED COMMITMENTS

As of March 31, 2018, the Fund had unfunded capital commitments for the Private Equity Real Estate Funds below:

Unfunded Commitments as of March 31, 2018
MetLife Core Property Fund, LP	$1,160,000
RREEF American REIT II, LP	290,000

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on May 4, 2018 which resulted in 2,009.262 of Fund shares being repurchased for $50,834.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | March 31, 2018	19

USQ Core Real Estate Fund	Report of Independent Registered Public Accounting Firm
March 31, 2018

To the Shareholders and Board of Trustees of
USQ Core Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of USQ Core Real Estate Fund (the “Fund”) as of March 31, 2018, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period September 27, 2017 (commencement of operations) through March 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the USQ Core Real Estate Fund as of March 31, 2018, the results of its operations, changes in its net assets, cash flows and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and underlying funds. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 25, 2018

Annual Report | March 31, 2018	20

USQ Core Real Estate Fund	Additional Information
March 31, 2018 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of first and third quarters of each fiscal year on Form N-Q. The filings are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | March 31, 2018	21

USQ Core Real Estate Fund	Trustees & Officers
March 31, 2018 (Unaudited)

Board of Trustees

The management and affairs of the Fund are supervised by the Board. The Board consists of four individuals, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
Gregory Fairchild (1963) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Since 2017	Associate Professor at the University of Virginia, Darden GSBA.	1	Director, Virginia Economic Development Partnership (September 2017- present); Public Director, University of Virginia Physician’s Group (May 2012- September 2017); Director, Virginia Community Capital Group (May 2015- August 2017); Director, Socratic Solutions, Inc. (May 2005-present); Academic Director, Resilience Education (May 2014-present).
Azish Filabi (1978) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Since 2017	Executive Director of Ethical Systems at New York University Stern School of Business. From September 2007 to August 2016, Ms. Filabi was Assistant Vice President of the Federal Reserve Bank of New York.	1	None
Havilah Mann (1975) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee	Since 2017	Fractional Chief Financial Officer and Business Development Advisor of HSM Resources (accounting infrastructure and internal control consulting services).	1	None

Annual Report | March 31, 2018	22

USQ Core Real Estate Fund	Trustees & Officers
March 31, 2018 (Unaudited)

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustee
S. Timothy Grugeon* (1950) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Trustee, President and Chief Executive Officer	Since 2016	Mr. Grugeon is Chief Executive Officer of the Adviser since inception. From May 2007 to December 2015, Mr. Grugeon was Chief Operating Officer of Nationwide Investment Management Group.	1	None

Name, Year of Birth and Address	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Fund**
G. Keith Downing (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Operating Officer and Treasurer	Since 2017	Mr. Downing is Chief Operating Officer of the Adviser since its inception. From August 2011 to December 2016, Mr. Downing was the Director of Fund Administration of Nationwide Investment Management Group.
Thomas E. Miller, CFA (1983) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Vice President and Chief Investment Officer	Since 2017	Mr. Miller is Chief Investment Officer of the Adviser since inception. From April 2016 to April 2017, Mr. Miller was Associate Vice President, Head of Manager Strategies of Nationwide Investment Management Group. From February 2013 to April 2016, Mr. Miller was Associate Vice President, Product Management and Research of Nationwide Investment Management Group. From October 2012 to February 2013, Mr. Miller was Product Manager, Total Return Fixed Income at Delaware Investments. From October 2008 to October 2012, Mr. Miller was Consultant, Product Management and Research at Nationwide Investment Management Group.
Mary Ziegler (1972) 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348	Chief Compliance Officer	Since 2018	Ms. Ziegler is Chief Legal and Compliance Officer of the Adviser since February 2018. Prior to joining the Adviser, Ms. Ziegler was Chief Compliance Officer of TFS Capital LLC, a registered investment adviser, from June 2012 to February 2018.

*	S. Timothy Grugeon is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

**	Each Officer of the Fund serves at the pleasure of the Board.

Annual Report | March 31, 2018	23

USQ Core Real Estate Fund	Privacy Policy
March 31, 2018 (Unaudited)

As the investment adviser for USQ Core Real Estate Fund (the “Fund”), Union Square Capital Partners, LLC (the “Adviser”) invests the assets of the Fund and manages their day-to-day business. We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of the Fund and the Adviser (collectively, “USQ”), we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

USQ has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a USQ account application or when you request a transaction that involves USQ, either directly or through a brokerage firm. This information may include your:

●	Name, address and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●	To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with USQ. For example, if you ask to transfer assets from another financial institution to USQ, we will need to provide certain information about you to that company to complete the transaction.

●	In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●	Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those USQ representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Annual Report | March 31, 2018	24

USQ Core Real Estate Fund	Privacy Policy
March 31, 2018 (Unaudited)

Purchasing Shares of the Fund through Brokerage Firms

USQ shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a USQ representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

Annual Report | March 31, 2018	25

Investment Adviser

Union Square Capital Partners, LLC

235 Whitehorse Lane, Suite 200

Kennett Square, PA 19348

Distributor

Quasar Distributors LLC

615 E. Michigan Street

Milwaukee, WI 53202

Legal Counsel

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, NW, Suite 500

Washington, D.C. 20036

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

USQ Core Real Estate Fund 235 Whitehorse Lane Suite 200 Kennett Square, PA 19348 www.usqfunds.com 833.USQ.Fund

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Havilah Mann is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2018	FYE 3/31/2017
Audit Fees	$28,500	n/a
Audit-Related Fees	-	n/a
Tax Fees	$5,000	n/a
All Other Fees	-	n/a

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2018	FYE 3/31/2017
Audit-Related Fees	0%	n/a
Tax Fees	0%	n/a
All Other Fees	0%	n/a

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2018	FYE 3/31/2017
Registrant	None	n/a
Registrant’s Investment Adviser	None	n/a

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Gregory Fairchild, Azish Filabi and Havilah Mann.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING

Policy

Adviser accepts responsibility for voting proxies for portfolio securities held within Client accounts, unless otherwise required by law, regulation or contract. If the Adviser decides to accept proxy voting responsibility, it will establish written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. The Adviser may utilize the services of a third-party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which an adviser may vote the securities owned by its clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of clients in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment Advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an Adviser addresses material conflicts that may arise between an Adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the Adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the Adviser's proxy voting activities when the Adviser does have proxy voting authority. Responsibility for voting the Proxies is generally established by advisory agreements or comparable documents with clients, and proxy voting guidelines are tailored to reflect these specific contractual obligations. In addition, proxy guidelines reflect the fiduciary standards and responsibilities for accounts subject to the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) set out idol Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility

The Investment Committee is responsible for ensuring that the appropriate written documentation and disclosures are in place representing that the Adviser votes proxies. The Investment Committee will be responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third-party voting agent, if applicable. The Investment Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment Committee.

Procedures

Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

PROXY VOTING GUIDELINES

The guiding principle by which Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

It is the general policy of Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Adviser, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients, in the judgment of Adviser. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-bycase basis, taking into consideration Adviser’s contractual obligations to our Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate). Adviser may vote proxies related to the same security differently for each Client.

In the event that Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the Fund Client.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Adviser to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Adviser can obtain details of how Adviser has voted the securities in its account by contacting a service representative at Adviser. Adviser does not, however, generally disclose the results of voting decisions to third parties.

CONFLICTS OF INTEREST IN CONNECTION WITH PROXY VOTING

The Investment Committee has responsibility to monitor proxy voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. In addition, all Supervised Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of Adviser’s Clients. If at any time any Supervised Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment Committee or the CCO. If any Supervised Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment Committee or the CCO. The full Investment Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by these guidelines;
•	vote the relevant Proxy as an exception to these guidelines, provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or
•	direct a third-party Proxy Voter to vote in accordance with its independent assessment of the matter.

COMMITTEE RESPONSIBILITIES

The administration of these Proxy Voting policies and procedures is governed by the Investment Committee.

The Investment Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment Committee will review the existing proxy voting guidelines and recommend any changes to those guidelines. In addition, the Investment Committee will review any exceptions that have occurred since the previous meeting of the Investment Committee. On all matters, the Investment Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment Committee shall be referred to Operating Committee or its designee.

PROXY VOTING PROCEDURES

The Adviser is not required to vote every Fund security, and refraining from voting should not necessarily be construed as a violation of the Adviser’s fiduciary obligations. The Adviser will not ignore or neglect its security voting responsibilities, but there may be times when refraining from voting is in a Fund’s best interest.

Upon receipt of a proxy solicitation by the Adviser, either directly or as provided by the Administrator, will present to the Investment Committee members the terms of the solicitation. The Investment Committee will determine whether or how the proxy should be voted, in accordance with the Adviser’s Proxy Voting Policies and Procedures. The Investment Committee will document the result of the discussion in its meeting minutes and the Adviser will coordinate the voting of the proxy with the Administrator.

The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. Because Supervised Persons are discouraged from engaging in any material business other than providing investment management services to Client Accounts, it is highly unlikely that any specific Client Account proxy will result in a material conflict of interest between Adviser and any Supervised Person.

In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Supervised Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Supervised Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation

Adviser shall maintain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records how and when votes were submitted; (iv) records of its Client’s requests for voting information; and (v) any documents prepared by Adviser that were material to making a decision on how to vote. All votes will be documented and maintained by the Adviser.

Rule 30b1-4 under the Investment Company Act requires registered investment companies to file their complete proxy voting records on “Form N-PX” for the 12-month period ended June 30 by August 31 of each year. The Fund CCO will review all reports on Form N-PX and oversee the timely filings of all such reports on Form N-PX.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Thomas E. Miller, CFA

Chief Investment Officer

Mr. Miller serves as the Chief Investment Officer of the Adviser, a position he has held since inception of the Adviser. Previously, Mr. Miller was Head of Manager Research at Nationwide Investment Management Group where he was responsible for the oversight and implementation of the Quantitative Research, Qualitative Review, Risk Analysis, and Monitoring process for the Nationwide Funds, a $60 billion mutual fund family. Mr. Miller’s responsibilities included the selection, monitoring, and de-selection of the investment managers utilized across multiple platforms. Prior to leading the Manager Strategies team, Mr. Miller was an Associate Vice President, Product Management and Research at Nationwide Investment Management Group. In that role, he was responsible for the day to day management of the Product Management team, which oversees over 100 investment products that support Nationwide Financial’s retirement, annuity, life insurance and retail mutual fund businesses. Prior to joining Nationwide, Mr. Miller was a financial analyst at The Vanguard Group Inc. and a product manager at Delaware Investments. Prior to Delaware Investments, Mr. Miller was a Consultant, Product Management and Research at Nationwide Investment Management Group. Mr. Miller holds a Bachelor’s degree in Business from the Pennsylvania State University, and an MBA from West Chester University. He also holds the Chartered Financial Analyst Designation (CFA).

Portfolio Manager Compensation

The portfolio manager receives his compensation from the Adviser in the form of salary, bonus, retirement plan benefits, and restricted stock. The portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory issues, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups.

The size of the overall bonus pool each year is determined by the Adviser and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser’s profitability for the year, which is largely determined by assets under management. Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

Mr. Miller managed no other accounts and did not own any shares of the Fund as of March 31, 2018.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/1/17-10/30/17	-	-	-	-
Month #2 11/1/17-11/30/17	-	-	-	-
Month #3 12/1/17-12/31/17	-	-	-	-
Month #4 1/1/18-1/31/18	-	-	-	-
Month #5 2/1/18-2/28/18	-	-	-	-
Month #6 3/1/18-3/31/18	-	-	-	-
Total	-	-	-	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Operating Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USQ Core Real Estate Fund

By (Signature and Title)	/s/ S. Timothy Grugeon
S. Timothy Grugeon, Chief Executive Officer

Date	May 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ S. Timothy Grugeon
S. Timothy Grugeon, Chief Executive Officer

Date	May 21, 2018

By (Signature and Title)	/s/ G. Keith Downing
G. Keith Downing, Chief Operating Officer

Date	May 21, 2018